UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 9, 2017

Rocket Fuel Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36071	30-0472319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Seaport Blvd.
Redwood City, CA 94063
(Address of principal executive offices, including zip code)
(650) 595-1300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On January 9, 2017, Rocket Fuel Inc. (the “Company”) issued a press release announcing the implementation of an operational efficiency program. A copy of the press release is furnished herewith as Exhibit 99.1.

The information set forth under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 2.05.    Costs Associated with Exit or Disposal Activities.

On January 9, 2017, the Company committed to a plan intended to improve its operational efficiency and align its operations as customers adopt the Company’s platform solutions (“Plan”), which includes a reduction in workforce of 93 employees, or 11% of its workforce, and other operational efficiency measures. The Company anticipates that it will complete the reduction in workforce during the second quarter of 2017. The Company estimates that it will incur total costs of approximately $2 million in one-time employee severance benefits. The Company expects to record the majority of these charges in the first quarter of 2017, with the remaining charges to be recognized in the second quarter of 2017.

Caution about Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to future events, expected business growth, and our expected fourth quarter 2016 and future financial performance. Such statements include, but are not limited to: the objectives, scope, and timing of the Plan, the amount and timing of anticipated charges, the anticipated cost reductions and other beneficial expected impacts from the Plan, and the company’s strategies to achieve growth in its business. Words such as “expect,” “goal,” “forward,” “plan,” “believe” and other similar words in various tenses are also intended to identify forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially from the results anticipated by such statements, including, without limitation, the Company’s ability to implement the Plan as expected; and potential negative impacts of the restructuring initiatives. Additional factors that could cause actual results to differ materially from those anticipated by our forward-looking statements are under the caption “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 14, 2016 and in subsequent SEC filings. These forward-looking statements are made as of the date of this Report and the Company expressly disclaims any obligation or undertaking to update the forward-looking statements contained herein to reflect events that occur or circumstances that exist after the date on which the statements were made.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release announcing restructuring initiative dated January 9, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKET FUEL INC.

By:	/s/ JoAnn C. Covington
JoAnn C. Covington
Senior Vice President, General Counsel and Corporate Secretary
Date: January 9, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release announcing restructuring initiative dated January 9, 2017.